UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 5, 2022 (August 4, 2022)

iROBOT CORPORATION

(Exact name of Registrant as specified in its charter)

Delaware
(State or other jurisdiction of incorporation)
001-36414		77-0259335
(Commission File Number)		(I.R.S. Employer Identification No.)

8 Crosby Drive

Bedford, MA 01730

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (781) 430-3000

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	IRBT	The Nasdaq Stock Market LLC

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐	Emerging Growth Company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

Agreement and Plan of Merger

On August 4, 2022, iRobot Corporation (“iRobot” or the “Company”) entered into an Agreement and Plan of Merger (the “Merger Agreement”) by and among the Company, Amazon.com, Inc., a Delaware corporation (“Parent” or “Amazon”), and Martin Merger Sub, Inc., a Delaware corporation and a wholly owned subsidiary of Parent (“Merger Sub”), pursuant to which Merger Sub will merge with and into the Company (the “Merger”), with the Company surviving the Merger as a wholly owned subsidiary of Parent.

The Company’s Board of Directors (the “Board”), acting upon the recommendation of a transaction committee of the Board, has unanimously approved the Merger Agreement and, subject to certain exceptions set forth in the Merger Agreement, resolved to recommend that the Company’s stockholders adopt the Merger Agreement.

As a result of the Merger, each share of common stock of the Company, par value $0.01 per share (“Common Stock”), outstanding immediately prior to the effective time of the Merger (the “Effective Time”) (subject to certain exceptions, including shares of Common Stock owned by the Company, Merger Sub, Parent or any of their respective direct or indirect wholly owned subsidiaries and shares of Common Stock owned by stockholders of the Company who have validly demanded and not withdrawn appraisal rights in accordance with Section 262 of the General Corporation Law of the State of Delaware (the “DGCL”)) will, at the Effective Time, automatically be cancelled and converted into the right to receive $61.00 in cash (the “Merger Consideration”), without interest and subject to applicable withholding taxes.

Pursuant to the Merger Agreement, at the Effective Time, each restricted stock unit that is outstanding as of immediately prior to the Effective Time will be converted into a cash-based award with an equivalent value to the Merger Consideration, subject to the same time-based vesting and forfeiture provisions as were applicable to such restricted stock unit immediately prior to the Effective Time, except that the number of performance-based restricted stock units to be converted will be based on the actual level of achievement through the Effective Time or, for 2022 awards, the target level of achievement. Each Company stock option that is outstanding as of immediately prior to the Effective Time will be converted into the right to receive, as soon as reasonably practicable following the Effective Time, an amount in cash equal to the Merger Consideration less the exercise price per-share of such stock option. All of these payments will be subject to applicable tax withholding.

If the Merger is consummated, the Company’s Common Stock will be delisted from the Nasdaq Stock Market LLC and deregistered under the Securities Exchange Act of 1934 (the “Exchange Act”).

Closing Conditions

Completion of the Merger is subject to certain closing conditions, including (1) the adoption of the Merger Agreement by a majority of the holders of the outstanding shares of Common Stock, (2) (i) the expiration or termination of the applicable waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, or of any voluntary agreement with the Department of Justice Antitrust Division or the Federal Trade Commission not to consummate the Merger and (ii) the expiration, termination or obtainment of the applicable waiting period or clearances, as applicable, under certain specified foreign antitrust laws and foreign investment laws, (3) the absence of any law restraining, enjoining, rendering illegal or otherwise prohibiting the Merger, (4) the accuracy of the other party’s representations and warranties, subject to certain materiality standards set forth in the Merger Agreement, (5) compliance in all material respects with the other party’s obligations under the Merger Agreement, and (6) no Material Adverse Effect (as defined in the Merger Agreement) being continuing as of the closing date.

No Solicitation

The Company has also agreed to convene the Company Stockholder Meeting for the purpose of obtaining the affirmative vote of the holders of a majority of all outstanding shares of Common Stock to adopt the Merger Agreement (the “Company Stockholder Approval”). The Merger Agreement also includes covenants requiring the Company not to (i) initiate, solicit, propose, knowingly encourage or knowingly facilitate any inquiry, proposal, indication of interest or offer that constitutes, or would reasonably be expected to lead to, an acquisition proposal, (ii) engage in, continue or otherwise participate in any discussions or negotiations relating to any acquisition proposal or any inquiry, proposal, indication of interest or offer that would reasonably be expected to lead to an acquisition proposal, (iii) provide any non-public information to any person in connection with any acquisition proposal or any inquiry, proposal or offer that would reasonably be expected to lead to an acquisition proposal or (iv) waive, terminate, modify or fail to enforce any “standstill” or confidentiality obligation of any person with respect to the company or any of its subsidiaries entered into in connection with an acquisition proposal, subject to, prior to receipt of the Company Stockholder Approval, a customary “fiduciary out” provision that allows the Company, under certain specified circumstances, to provide information to, and participate in discussions and engage in negotiations with, third parties with respect to an acquisition proposal if the Company complies with certain notice and other requirements and the Board determines in good faith (after consultation with outside legal counsel and an outside financial advisor) that such acquisition proposal is more favorable to the Company’s stockholders from a financial point of view than the Merger and that is reasonably likely to be completed, taking into account any regulatory, financing or approval requirements and any other aspects considered relevant by the Board, subject to certain matching rights in favor of Parent.

Termination and Fees

Either the Company or Parent may terminate the Merger Agreement in certain circumstances, including if (1) the Merger is not completed by August 4, 2023 (the “Outside Date”), subject to certain limitations, and provided that the Outside Date will automatically be extended for up to two additional six-month periods if certain regulatory closing conditions have not been satisfied as of the then-current Outside Date, (2) a governmental authority of competent jurisdiction has issued a final non-appealable governmental order prohibiting the Merger, (3) the Company’s stockholders fail to adopt the Merger Agreement, and (4) the other party breaches its representations, warranties or covenants in the Merger Agreement, subject in certain cases to the right of the breaching party to cure the breach. Parent and the Company may also terminate the Merger Agreement by mutual written consent.

The Company is also entitled to receive a termination fee of $94,000,000 from Parent if either party terminates the Merger Agreement due to (i) the occurrence of the Outside Date (as it may be automatically extended for up to two additional six-month periods) when only certain antitrust-related closing conditions remain unsatisfied or (ii) a final non-appealable governmental order relating to antitrust laws prohibiting the Merger having been issued by a governmental authority of competent jurisdiction.

If the Merger Agreement is terminated in certain other circumstances, including by the Company in order to enter into a superior proposal or by Parent because the Board changes its recommendation in favor of the Merger, the

Company would be required to pay Parent a termination fee of $56,000,000 (net of any expense reimbursement previously paid). This termination fee will also be payable if the (y) Merger Agreement is terminated under certain circumstances, and prior to such termination, a proposal to acquire more than 50% of the Company’s revenues, net income, assets or outstanding shares of Common Stock is publicly made or becomes publicly known and is not publicly withdrawn, and (z) Company enters into a definitive agreement for (or recommends to the Company’s stockholders, in the case of a tender offer) any transaction involving the acquisition of more than 50% of the Company’s revenues, net income, assets or outstanding shares of Common Stock within twelve months of the termination. In addition, if the Merger Agreement is terminated because the Company Stockholder Approval is not obtained or the Outside Date occurs at a time when the Company Stockholder Approval has not been obtained, the Company would be required to pay to Parent an expense reimbursement in an amount not to exceed $17,000,000.

Other Terms of the Merger Agreement

The Company has made customary representations, warranties and covenants in the Merger Agreement, including, among others, covenants to conduct its business in all material respects in the ordinary course during the period between the date of the Merger Agreement and the completion of the Merger. The parties have agreed to use reasonable best efforts to consummate the Merger as promptly as reasonably practicable and in any event no later than the Outside Date (as it may be extended), including to obtain the regulatory approvals necessary to complete the Merger, subject to certain limitations.

The foregoing description of the Merger Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Merger Agreement, a copy of which is attached hereto as Exhibit 2.1 and incorporated herein by reference. A copy of the Merger Agreement has been included to provide Company stockholders and other security holders with information regarding its terms and is not intended to provide any factual information about the Company, Parent, Merger Sub or their respective affiliates. The representations, warranties and covenants contained in the Merger Agreement have been made solely for the purposes of the Merger Agreement and as of specific dates; were made solely for the benefit of the parties to the Merger Agreement; are not intended as statements of fact to be relied upon by Company stockholders or other security holders, but rather as a way of allocating the risk between the parties in the event the statements therein prove to be inaccurate; have been modified or qualified by certain confidential disclosures that were made between the parties in connection with the negotiation of the Merger Agreement, which disclosures are not reflected in the Merger Agreement itself; may no longer be true as of a given date; and may apply standards of materiality in a way that is different from what may be viewed as material by Company stockholders or other security holders. Company stockholders and other security holders are not third-party beneficiaries under the Merger Agreement (except, following the Effective Time, with respect to Company stockholders’ right to receive the Merger Consideration and the right of holders of Company equity awards to receive the consideration provided for such equity awards pursuant to the Merger Agreement) and should not rely on the representations, warranties and covenants or any descriptions thereof as characterizations of the actual state of facts or condition of the Company, Parent, Merger Sub or their respective affiliates. Moreover, information concerning the subject matter of the representations and warranties may change after the date of the Merger Agreement, which subsequent information may or may not be fully reflected in the Company’s public disclosures. The Company acknowledges that, notwithstanding the inclusion of the foregoing cautionary statements, it is responsible for considering whether additional specific disclosures of material information regarding material contractual provisions are required to make the statements in this Form 8-K not misleading. The Merger Agreement should not be read alone but should instead be read in conjunction with the other information regarding the Merger Agreement, the Merger, the Company, Parent, Merger Sub, their respective affiliates and their respective businesses, that will be contained in, or incorporated by reference into, the Proxy Statement that the Company will file, as well as in the Forms 10-K, Forms 10-Q, Forms 8-K and other filings that the Company will make with the U.S. Securities and Exchange Commission (the “SEC”).

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Effective August 4, 2022, the Board approved and adopted the First Amendment to the Company’s Amended and Restated By-laws (the “By-laws”) to add a new forum selection provision, providing that unless the Company consents in writing to the selection of an alternative forum, the Court of Chancery of the State of Delaware will be the sole and exclusive forum for (i) any derivative action or proceeding brought on behalf of the Company, (ii) any action asserting a claim of, or a claim based on, a breach of a fiduciary duty owed by any current or former director, officer or other employee or stockholder of the Company to the Company or the Company’s stockholders, (iii) any action asserting a claim arising pursuant to any provision of the Delaware General Corporation Law or the Certificate of incorporation or the By-laws or as to which the Delaware General Corporation Law confers jurisdiction on the Court of Chancery of the State of Delaware, or (iv) any action asserting a claim governed by the internal affairs doctrine; provided, however, that this forum provision will not apply to any causes of action arising under the Securities Act of 1933, as amended, or the Exchange Act, or to any claim for which the federal courts have exclusive jurisdiction. In addition, this provision further provides that unless the Company consents in writing to the selection of an alternative forum, the federal district courts of the United States of America will be the sole and exclusive forum for resolving any complaint asserting a cause of action arising under the Securities Act of 1933, as amended, the Exchange Act, and the rules and regulations promulgated thereunder and that any person or entity purchasing or otherwise acquiring any interest in shares of capital stock of the Company will be deemed to have notice of and consented to the provisions described in this paragraph.

The foregoing summary of the First Amendment to the By-laws does not purport to be complete and is qualified in its entirety by reference to the full text of the First Amendment to the By-laws, which is attached hereto as Exhibit 3.1, and is incorporated herein by reference.

Item 8.01. Other Events.

On August 5, 2022, the Company and Parent issued a joint press release announcing the execution of the Merger Agreement and related matters. A copy of the press release is attached as Exhibit 99.1 to this report.

Important Information and Where to Find It

In connection with the proposed transaction between the Company and Amazon, the Company will file with the SEC a Proxy Statement, the definitive version of which will be sent or provided to Company stockholders. The Company may also file other documents with the SEC regarding the proposed transaction. This document is not a substitute for the Proxy Statement or any other document which the Company may file with the SEC. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE PROXY STATEMENT AND ANY OTHER RELEVANT DOCUMENTS THAT ARE FILED OR WILL BE FILED WITH THE SEC, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THESE DOCUMENTS AND DOCUMENTS INCORPORATED BY REFERENCE THEREIN, CAREFULLY AND IN THEIR ENTIRETY BECAUSE THEY CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION AND RELATED MATTERS. Investors and security holders may obtain free copies of the Proxy Statement (when it is available) and other documents that are filed or will be filed with the SEC by the Company through the website maintained by the SEC at www.sec.gov, the Company’s investor relations website at investor.irobot.com or by contacting the Company’s investor relations department at the following:

iRobot Corporation

Andrew Kramer

investorrelations@irobot.com

(781) 430-3003

Participants in the Solicitation

The Company and certain of its directors and executive officers may be deemed to be participants in the solicitation of proxies from the Company’s stockholders in respect of the proposed transaction and any other matters to be voted on at the special meeting. Information regarding the Company’s directors and executive officers, including a description of their direct interests, by security holdings or otherwise, is contained in the Company’s proxy statement for its 2022 annual meeting of stockholders, which was filed with the SEC on April 11, 2022, and will be included in the Proxy Statement (when available). Company stockholders may obtain additional information regarding the direct and indirect interests of the participants in the solicitation of proxies in connection with the proposed transaction, including the interests of Company directors and executive officers in the transaction, which may be different than those of Company stockholders generally, by reading the Proxy Statement and any other relevant documents that are filed or will be filed with the SEC relating to the transaction. You may obtain free copies of these documents using the sources indicated above.

Cautionary Statement Regarding Forward-Looking Statements

This communication contains “forward-looking statements” within the meaning of the federal securities laws, including Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Exchange Act. These forward-looking statements are based on the Company’s current expectations, estimates and projections about the expected date of closing of the proposed transaction and the potential benefits thereof, its business and industry, management’s beliefs and certain assumptions made by the Company and Amazon, all of which are subject to change. In this context, forward-looking statements often address expected future business and financial performance and financial condition, and often contain words such as “expect,” “anticipate,” “intend,” “plan,” “believe,” “could,” “seek,” “see,” “will,” “may,” “would,” “might,” “potentially,” “estimate,” “continue,” “expect,” “target,” similar expressions or the negatives of these words or other comparable terminology that convey uncertainty of future events or outcomes. All forward-looking statements by their nature address matters that involve risks and uncertainties, many of which are beyond our control, and are not guarantees of future results, such as statements about the consummation of the proposed transaction and the anticipated benefits thereof. These and other forward-looking statements, including the failure to consummate the proposed transaction or to make or take any filing or other action required to consummate the transaction on a timely matter or at all, are not guarantees of future results and are subject to risks, uncertainties and assumptions that could cause actual results to differ materially from those expressed in any forward-looking statements. Accordingly, there are or will be important factors that could cause actual results to differ materially from those indicated in such statements and, therefore, you should not place undue reliance on any such statements and caution must be exercised in relying on forward-looking statements. Important risk factors that may cause such a difference include, but are not limited to: (i) the ability of the parties to consummate the proposed transaction in a timely manner or at all; (ii) the satisfaction (or waiver) of closing conditions to the consummation of the proposed transaction, including with respect to the approval of the Company’s stockholders; (iii) potential delays in consummating the proposed transaction; (iv) the ability of the Company to timely and successfully achieve the anticipated benefits of the proposed transaction; (v) the occurrence of any event, change or other circumstance or condition that could give rise to the termination of the merger agreement; (vi) the impact of the COVID-19 pandemic and the current conflict between the Russian Federation and Ukraine on the Company’s business and general economic conditions; (vii) the Company’s ability to implement its business strategy; (viii) significant transaction costs associated with the proposed transaction; (ix) potential litigation relating to the proposed transaction; (x) the risk that disruptions from the proposed transaction will harm the Company’s business, including current plans and operations; (xi) the ability of the Company to retain and hire key personnel; (xii) potential adverse reactions or changes to business relationships resulting from the announcement or completion of the proposed transaction; (xiii) legislative, regulatory and economic developments affecting the Company’s business; (xiv) general economic and market developments and conditions; (xv) the evolving legal, regulatory and tax regimes under which the Company operates; (xvi) potential business uncertainty, including changes to existing business relationships, during the pendency of the merger that could affect the Company’s financial performance; (xvii) restrictions during the pendency of the proposed transaction that may impact the Company’s ability to pursue certain business opportunities or strategic transactions; and (xviii) unpredictability and severity of catastrophic events, including, but not limited to, acts of terrorism or outbreak of war or hostilities, as well as the Company’s response to any of the aforementioned factors. These risks, as well as other risks associated with the proposed transaction, will be fully discussed in the Proxy Statement to be filed with the SEC in connection with the proposed transaction. Additional risks and uncertainties that could cause actual outcomes and results to differ materially from those contemplated by the forward-looking statements are included under the caption “Risk Factors” in the Company’s most recent annual and quarterly reports filed with the SEC and any subsequent reports on Form 10-K, Form 10-Q or Form 8-K filed from time to time and available at www.sec.gov. While the list of factors presented here is, and the list of factors presented in the Proxy Statement will be, considered representative, no such list should be considered to be a complete statement of all potential risks and uncertainties. Unlisted factors may present significant additional obstacles to the realization of forward-looking statements. Consequences of material differences in results as compared with those anticipated in the forward-looking statements could include, among other things, business disruption, operational problems, financial loss, legal liability and similar risks, any of which could have a material adverse effect on the Company’s financial condition, results of operations, or liquidity. The forward-looking statements included herein are made only as of the date hereof. The Company does not assume any obligation to publicly provide revisions or updates to any forward-looking statements, whether as a result of new information, future developments or otherwise, should circumstances change, except as otherwise required by securities and other applicable laws.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description of Exhibit

2.1*	Agreement and Plan of Merger, dated as of August 4, 2022, by and among iRobot Corporation, Amazon.com, Inc., and Martin Merger Sub, Inc.

3.1	First Amendment to the Amended and Restated By-laws of iRobot Corporation

99.1	Joint press release of the Company and Amazon, dated August 5, 2022

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

*

Certain exhibits and schedules have been omitted pursuant to Item 601(b)(2) of Regulation S-K. The Company agrees to furnish supplementally to the SEC a copy of any omitted exhibits or schedules upon request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 5, 2022

iRobot Corporation

By:	/s/ Glen D. Weinstein
Name:	Glen D. Weinstein
Title:	Chief Legal Officer and Secretary